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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT JANAURY 19, 2001

                        (DATE OF EARLIEST EVENT REPORTED)

                          MARVELL TECHNOLOGY GROUP LTD.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            BERMUDA                              0-30877                           77-0481679
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                                 RICHMOND HOUSE
                                    3RD FLOOR
                              12 PAR LA VILLE ROAD
                                 HAMILTON HM DX
                                     BERMUDA

      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-6395

                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

     On January 18, 2001, the Registrant issued a press release announcing shareholder approval of the pending merger of a subsidiary of the Registrant and of Galileo Technology Ltd. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the January 18, 2001 press release.

     On January 22, 2001, the Registrant issued a press release announcing it had completed its acquisition of Galileo Technology Ltd. as a direct wholly owned subsidiary. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of the January 22, 2001 press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
Exhibit   Description
99.1      Press Release dated January 19, 2001.

99.2      Press Release dated January 22, 2001.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 22, 2001
                                       MARVELL TECHNOLOGY GROUP LTD.

                                       By: /s/ SEHAT SUTARDJA
                                          --------------------------------------
                                                    Sehat Sutardja
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

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
Exhibit No.     Document
99.1            Press Release dated January 19, 2001.

99.2            Press Release dated January 22, 2001.
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